NOTE AND STOCK PURCHASE AGREEMENT

M LINE HOLDINGS, INC.

This Note and Stock Purchase Agreement (this "Agreement") is dated as of September 29, 2011, by and among M LINE HOLDINGS, INC., a Nevada corporation (the "Company"), SPAGUS CAPITAL PARTNERS, LLC, a Rhode Island limited liability company ("SpaGus"), Philip Hayden, an individual ("Hayden"), and Gary Augusta, an individual ("Augusta", and together with Hayden and SpaGus, the "Purchasers" or individually, a "Purchaser").

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 as promulgated by the U.S. Securities and Exchange Commission (the "Commission") under the Securities Act, the Company desires to issue and sell to SpaGus, and SpaGus desires to purchase from the Company, (i) a secured promissory note for an aggregate principal amount of One Hundred Fifty Thousand Dollars ($150,000) substantially in the form attached hereto as Exhibit A (the "Note"), and (ii) One Million Three Hundred Thousand (1,300,000) shares of common stock of the Company, par value $0.001 per share (the "Common Stock"), as more fully described in this Agreement;

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act, and Rule 506 as promulgated by the Commission under the Securities Act, the Company desires to issue and sell to Augusta, and Augusta desires to purchase from the Company, Six Hundred Thousand (600,000) shares of Common Stock, as more fully described in this Agreement;

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act, and Rule 506 as promulgated by the Commission under the Securities Act, the Company desires to issue and sell to Hayden, and Hayden desires to purchase from the Company, Six Hundred Thousand (600,000) shares of Common Stock, as more fully described in this Agreement;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, certain of the parties hereto are executing and delivering an Amendment to the Registration Rights Agreement entered into by and among the Company, Augusta, and SpaGus, dated May 31, 2011, substantially in the form attached hereto as Exhibit B (as amended, the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and SpaGus are executing and delivering an amended and restated Security Agreement, substantially in the form attached hereto as Exhibit C (as amended, the "Security Agreement"), pursuant to which the Company will grant a security interest in all of the Company's and all of its subsidiaries' assets to SpaGus.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth below, and the mutual benefits to be derived from this Agreement, and other good and valuable consideration, the parties hereto agree as follows:

ARTICLE I.
DEFINITIONS

In addition to the terms defined elsewhere in this Agreement (including in the preamble and recitals above), for all purposes of this Agreement, the following terms have the meanings set forth in this Article I:

1.1 "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act.

1.2 "Beneficial Owner" and "Beneficial Ownership" shall have the meanings set forth in Rule 13d-3 promulgated under the Exchange Act as in effect on the date hereof.

1.3 "Board of Directors" means the board of directors of the Company.

1.4 "Change in Control" means any of the following:

(a) Acquisition of Stock by Third Party. The acquisition after the date of this Agreement by any Person of Beneficial Ownership of 15% or more of either (x) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock"), or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); *provided, however*, that for purposes of this subparagraph (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subparagraph (iii) below;

(b) Change in Board of Directors. Members of the current Board of Directors immediately after the designation of the Purchaser Designees (as defined below) cease to constitute at least a majority of the members of the Board of Directors;

(c) Corporate Transactions. Consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company, or an acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the Persons who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners of, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common equity and the combined voting power

of the then outstanding Voting Securities, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries), (ii) at least a majority of the members of the Board of Directors or other similar governing body of the entity resulting from such Business Combination were members of the current Board of Directors at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination;

(d) Liquidation. The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or an agreement or series of agreements for the sale or disposition by the Company of all or substantially all of the Company's assets (or, if such approval is not required, the decision by the Board of Directors to proceed with such a liquidation, sale, or disposition in one transaction or a series of related transactions);

(e) Bankruptcy. The Company, pursuant to or within the meaning of any bankruptcy law, (i) admits in writing its inability to pay its debts generally as they become due, (ii) commences a voluntary case or proceeding under any bankruptcy law with respect to itself, (iii) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any bankruptcy law, (iv) consents to the appointment of a custodian of it or for any part of its assets, (v) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (vi) applies for, consents to or acquiesces in the appointment of or taking possession by a custodian of the Company or for any part of its assets, (vii) makes a general assignment for the benefit of its creditors, or (viii) takes any corporate act to authorize any of the foregoing; or

(f) Other Events. The occurrence of any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement.

1.5 "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

1.6 "Closing Date" means the Trading Day on which this Agreement has been executed and delivered by the parties hereto, and all conditions precedent to (i) each Purchaser's obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities, in each case, have been satisfied or waived.

1.7 "Common Stock Equivalents" means, collectively, Options and Convertible Securities.

1.8 "Consent" means any consents, approvals, orders, authorizations, notifications, notices, estoppel certificates, releases, registrations, ratifications, declarations, filings, waivers, exemptions or variances.

1.9 "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

1.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.11 "Governmental Entity" means any (i) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign, or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (iv) multi-national organization or body; or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

1.12 "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

1.13 "Liens" means any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws.

1.14 "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

1.15 "Per Share Purchase Price" equals $0.001.

1.16 "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

1.17 "Principal Trading Market" means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date hereof, shall be the OTC Market.

1.18 "Short Sales" means all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

1.19 "Subscription Amount" means (i) as it relates to SpaGus, an amount to be paid in immediately available funds for the Shares purchased hereunder, or One Thousand Three Hundred Dollars (US$1,300) and an amount to be paid in immediately available funds for the Note purchased hereunder, or One Hundred Forty-Seven Thousand Dollars (US$147,500), (ii) as it relates to Augusta, an amount to be paid in immediately available funds for the Shares purchased hereunder, or Six Hundred Dollars (US$600), and (iii) as it relates to Hayden, an amount to be paid in immediately available funds for the Shares purchased hereunder, or Six Hundred Dollars (US$600).

1.20 "Trading Day" means a day on which the Principal Trading Market is open for trading.

1.21 "Trading Market" means whichever of the New York Stock Exchange, the NYSE Amex Equities Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Market or any other securities exchange or trading market on which the Common Stock is listed or quoted for trading on the date in question.

1.22 "Transaction Documents" means this Agreement and the schedules and exhibits attached hereto, the Registration Rights Agreement and the schedules and exhibits attached thereto, the Note, the Security Agreement and the exhibits attached thereto, and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto.

ARTICLE II.
PURCHASE AND SALE

2.1 Authorization of Securities; Closing.

(a) The Company has duly authorized the issuance and sale at the Closing of (i) 2,500,000 shares of Common Stock at the Per Share Purchase Price for an aggregate purchase price of $2,500 (the "Shares") and (ii) the Note (together with the Shares, the "Securities").

(b) On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company shall sell, and each Purchaser shall purchase, the Securities. At the Closing, Purchasers shall deliver to the Company, via wire transfer of immediately available funds, an amount equal to each Purchaser's Subscription Amount, and the Company shall deliver to each Purchaser the Securities so purchased, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to Purchasers the following:

(i) This Agreement, duly executed by the Company;

(ii) A duly executed stock certificate representing the Shares purchased hereunder as soon as possible but not to exceed 20 business days

(iii) The Note purchased hereunder, duly executed by the Company;

(iv) The amendment to the Registration Rights Agreement, duly executed by the Company;

(v) An amended and restated Security Agreement, duly executed by the Company and each of its subsidiaries;

(vi) A certificate, executed by the Secretary of the Company, dated as of the Closing Date: (a) certifying the resolutions adopted by the Board of Directors approving the Transaction Documents, the issuance of the Securities to be issued at the Closing, and that such resolutions remain in full force and effect, (b) certifying the current versions of the Company's articles of incorporation and bylaws, each as amended, (c) certifying the signatures and authority of Persons signing the

Transaction Documents and related documents on behalf of the Company, and (d) evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Nevada, as of a date within five (5) Trading Days of the Closing Date;

(vii) A certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, certifying the matters set forth in Section 2.3(b)(i) below;

(viii) Evidence sufficient to the Purchasers that the Company has obtained, and has currently in effect, a one-year Directors' and Officers' insurance policy with a coverage amount agreed to by the Purchasers and the Company; and

(ix) Such other documents relating to the transactions contemplated by this Agreement as Purchasers or their counsel may reasonably request.

(b) On the Closing Date, Purchasers shall deliver or cause to be delivered to the Company the following:

(i) This Agreement, duly executed by each Purchaser;

(ii) Each Purchaser's Subscription Amount by wire transfer to the account as specified in writing by the Company;

(iii) The amendment to the Registration Rights Agreement, duly executed by Augusta and SpaGus;

(iv) A Joinder Agreement to the Registration Rights Agreement, duly executed by Hayden; and

(v) An amended and restated Security Agreement, duly executed by SpaGus.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met by each Purchaser or waived by the Company:

(i) each of the representations and warranties of each Purchaser contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect (as defined below) qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date as if made on and as of such date, and all covenants and agreements contained herein to be performed on the part of each Purchaser and all conditions contained herein to be fulfilled or complied with by each Purchaser at or prior to the Closing Date shall have been duly performed, fulfilled or complied with; and

(ii) the delivery by Purchasers of the items set forth in Section 2.2(b) of this Agreement.

(b) The obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met by the Company or waived by Purchasers:

(i) each of the representations and warranties of the Company contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date as if made on and as of such date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with, unless such conditions have been waived;

(ii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iii) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(iv) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or in the over-the-counter market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of Purchasers, makes it impracticable or inadvisable to purchase the Securities at the Closing; and

(v) no action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or result in a Material Adverse Effect on the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or result in a Material Adverse Effect on the Company.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company and its subsidiaries hereby represents and warrants to Purchasers as follows:

(a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with full power and authority (corporate and otherwise) to own its properties and conduct its business as is now being conducted and is proposed to be conducted, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

(b) The Company and its subsidiaries have the full corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and, other than with respect to the Required Approvals (as defined below), no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable (x) general equitable principles and bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws in effect which affect creditors' rights generally, or (y) laws relating to the availability of specific performance, injunctive relief or other equitable remedies or (z) with respect to indemnification and contribution provisions, as such provisions may be limited by applicable law. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's articles of incorporation, bylaws or other organizational or charter documents in effect as of the date of execution of this Agreement, or (ii) subject to carrying out the Required Approvals, conflict with, breach, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Permit (as defined below) agreement, mortgage, indenture, credit facility, indebtedness or other instrument (evidencing a Company indebtedness or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii) immediately above, such as could not, individually or in the aggregate: (a) adversely affect the legality, validity or enforceability of this Agreement

and/or any other Transaction Documents, (b) could have or result in a material adverse effect on the results of operations, prospects, assets, business, management, operations or financial condition of the Company and its subsidiaries, taken as a whole, or (c) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of foregoing clauses (a), (b) or (c), a "Material Adverse Effect").

(c) Neither the Company nor any of its subsidiaries is (i) in violation of its articles of incorporation, bylaws or other organizational or charter documents in effect as of the date of execution of this Agreement or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any agreement, mortgage, indenture, credit facility, indebtedness or other instrument (evidencing a Company indebtedness or otherwise) or other understanding to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except, with respect to clause (ii) immediately above, as could not, individually or in aggregate, have a Material Adverse Effect.

(d) The Company and its subsidiaries are not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Shares and the Warrants and the listing of the Shares and Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby (except as disclosed in Schedule 3.1(d)), (v) the filings required in accordance with Section 4.6 of this Agreement and (vi) those that have been made or obtained prior to the date of this Agreement (collectively, the "Required Approvals").

(e) Each of the Company and its subsidiaries is, and at all times in the last three years has been, in full compliance with all laws, statutes, rules, regulations, or guidance applicable to the conduct of the Company's business, taken as a whole, except where such noncompliance would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(f) All agreements required to be filed as exhibits to all reports required to be filed by the Company under the Securities Act and Exchange Act since the Company's most recent Annual Report on Form 10-K under Item 601 of Regulation S-K to which the Company or any of its subsidiaries is a party, have been filed by the Company as exhibits to such reports (the "Material Contracts"). Except as disclosed in Schedule 3.1(f), the Material Contracts have been duly authorized, executed and delivered by the Company or its subsidiaries, constitute valid and binding agreements of the Company or its subsidiaries (as applicable) and are enforceable against the Company or its subsidiaries (as applicable) in accordance with their respective terms, except as such enforceability may be limited by (i) general equitable principles and bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws in effect which affect creditors' rights generally, (ii)

laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law, and, to the Company's knowledge, such Material Contracts are enforceable in accordance with their respective terms by the Company or its subsidiaries (as applicable) against the other parties thereto, except as such enforceability may be limited by (x) general equitable principles and bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws in effect which affect creditors' rights generally, (y) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (z) insofar as indemnification and contribution provisions may be limited by applicable law, and such contracts are in full force and effect on the date hereof other than those which have expired in accordance with their terms. Neither the Company nor any of its subsidiaries, nor, to the Company's knowledge, any other party thereto, is in breach of or default under any of such Material Contracts, except for such breaches or defaults that will not, individually or in the aggregate, result in a Material Adverse Effect.

(g) As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which (i) [43,970,845 shares are issued and outstanding and (ii) no shares of Common stock are reserved for issuance pursuant to Options or other Convertible Securities. There are no shares of any preferred or other capital stock authorized, issued or outstanding as of the date hereof. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and have been issued in compliance with all federal and state securities laws. All of the issued shares of capital stock of each subsidiary of the Company included on Exhibit 21 to the Company's most recently filed Annual Report on Form 10-K have been duly and validly authorized and issued, are fully paid and non-assessable and have been issued in compliance with all federal and state securities laws and are owned directly by the Company or by another wholly owned subsidiary of the Company free and clear of any Liens, except as described in the Commission Reports (as defined below). Except as disclosed in this Agreement or in the Commission Reports, neither the Company nor any subsidiary has outstanding any Options or other warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, warrants, rights, convertible securities or obligations. The description of the Company's equity compensation plans and the options or other rights granted and exercised thereunder set forth in the Commission Reports accurately and fairly presents in all material respects the information required by the Securities Act or Exchange Act, as applicable, to be shown with respect to such plans, options and rights.

(h) Except as disclosed in the Commission Reports, there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, would, individually or in the aggregate, have a Material Adverse Effect. No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or

other governmental body, that, individually or in the aggregate, would have a Material Adverse Effect.

(i) Except as described in the Commission Reports, each of the Company and its subsidiaries owns or has the valid right to use all Intellectual Property (as defined below) necessary for the conduct of the businesses of the Company and its subsidiaries as now conducted or proposed to be conducted. Except as described in the Commission Reports, (i) to the knowledge of the Company, no third party has infringed, misappropriated, diluted or otherwise violated in any material respect any Intellectual Property rights of the Company or any of its subsidiaries, and no claims for any of the foregoing have been brought against any third party by the Company or any of its subsidiaries; (ii) the Intellectual Property owned by the Company or its subsidiaries and, to the knowledge of the Company, the Intellectual Property licensed to the Company or its subsidiaries have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding, investigation or claim challenging the validity, enforceability, scope, issuance/registration, use or ownership of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates, dilutes or otherwise violates any Intellectual Property of others, and none of the Company or any of its subsidiaries has received any written notice of any such claim, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) each of the Company and its subsidiaries has taken commercially reasonable steps, consistent with industry standards, to maintain and protect all Intellectual Property that is material to the conduct of its business; and (v) to the knowledge of the Company, no current or former employee of the Company or any of its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant where the basis of such violation relates to such employee's employment with the Company or any of its subsidiaries, or actions undertaken by the employee while employed with the Company or any of its subsidiaries, as applicable. The term "Intellectual Property" as used herein means all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade dress, domain names, copyrights, licenses, inventions, trade secrets, technology, software, systems, know-how and other proprietary rights.

(j) The Company and its subsidiaries possess all licenses, certificates, clearances, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities (collectively, "Permits") that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted, except where the failure to possess such licenses, certificates, authorization or permits would not have a Material Adverse Effect. The Company has not received notice of any revocation or modification of any such Permits and has no reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course. The Company has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any applicable laws or Permits and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were

complete and correct on the date filed in all material respects (or were corrected or supplemented by a subsequent submission).

(k) The Company and its subsidiaries have good and marketable title to all tangible properties and assets described in the Commission Reports as owned by it, in each case free and clear of all Liens, except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or are described in the Commission Reports. Any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(l) Each of the Company and its subsidiaries carries, or is covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect; each of the Company and its subsidiaries is in compliance with the terms of such policies in all material respects; and none of the Company or its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and none of the Company or its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not have a Material Adverse Effect.

(m) Each of the Company and its subsidiaries (i) is in compliance in all material respects with any and all applicable Legal Requirements relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"), (ii) has received and is in compliance with all Permits required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required Permits, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. The Company has not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(n) (i) Each "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended ("ERISA")) for which the Company or any member of its "Controlled Group" (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the "Code")) would have any liability (each a "Plan") has been maintained in all material respects in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect

to each Plan subject to Title IV of ERISA (a) no "reportable event" (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) neither the Company nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a "multiemployer plan", within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(o) The Company and its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company, nor does the Company have any knowledge of any tax deficiencies that could, in the aggregate, have a Material Adverse Effect. There is no pending dispute with any taxing authority relating to the Company's payment of taxes in any material amount except which the Company is contesting in good faith and the Company has no knowledge of any proposed liability for any tax in any material amount to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company's financial statements included in the Commission Reports.

(p) All corporate action required to be taken by the Company for the authorization, issuance and sale of the Securities has been duly and validly taken. When the Shares have been issued and delivered against payment therefor as provided herein, such securities when so issued and sold will be duly and validly issued, fully paid and non-assessable and each Purchaser or other persons in whose names such securities are registered will acquire good and valid title to such securities, in each case free and clear of all Liens as a result of action by the Company. The Note has been duly and validly authorized by the Company and upon delivery to SpaGus at the Closing Date will be a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Legal Requirements affecting the rights and remedies of creditors generally or subject to general principles of equity.

(q) Neither the Company, nor any of its subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by Purchasers or their investment advisors) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. Neither the Company nor any of its subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

(r) None of the Company, its subsidiaries, any of their affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise. None of the Company, its subsidiaries, their Affiliates or any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would (i) require registration of any of the Securities under the Securities Act, (ii) cause the offering of the Securities to be integrated with other offerings in violation of the Securities Act or (iii) cause the sale and issuance of the Securities to be subject to any stockholder approval requirement.

(s) The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its articles of incorporation or the laws of the State of Nevada which is or could become applicable to Purchasers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and each Purchaser's ownership of the Securities. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(t) The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against Purchasers and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

(u) The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(v) The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, all exhibits thereto, and all documents, reports and information incorporated therein by reference are collectively referred to herein as the "Commission Reports"). As of their respective dates, the Commission Reports complied in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations, and none of the Commission Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(w) Except as disclosed in the Commission Reports, the Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002, as amended, applicable to it, and the applicable rules and regulations promulgated thereunder by all government and regulatory authorities and agencies. Since the date of the last Commission Report, the Company has implemented and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto. The Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act).

(x) The financial statements of the Company, together with the related schedules and the notes thereto, included in the Commission Reports comply in all material respects with applicable accounting requirements and the applicable requirements of the Securities Act and Exchange Act as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Kabani & Company, Inc, who has audited certain financial statements of the Company, are independent registered public accountants as required by the Securities Act and Exchange Act and have been appointed by the Company's audit committee (if so empowered by the Board of Directors) comprised only of independent directors, or by the Board of Directors, as the case may be.

(y) Since the date of the most recent Annual Report on Form 10-K, but except as disclosed in the Commission Reports: (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing equity compensation plans of the Company. Except as disclosed in the Commission Reports, the Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities, no event, liability or development has occurred or exists with respect to the Company or its subsidiaries or their respective business, properties, operations or financial condition, that would be required to be

disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(z) Except as described in the Commission Reports, none of the officers or directors of the Company or its subsidiaries and, to the knowledge of the Company, none of the employees of the Company or its subsidiaries is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case as would be required to be disclosed pursuant to the requirements of Item 404 of Regulation S-K.

(aa) Neither the Company nor, to the knowledge of the Company, any other Person acting for or on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or any of its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses, or received or retained any funds, relating to political activity; (ii) made any unlawful payment from corporate funds to, or received or retained any unlawful funds from, foreign or domestic government officials or employees or to or from foreign or domestic political parties or campaigns; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment or received or retained any other unlawful funds.

(bb) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or other Governmental Entity, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not have a Material Adverse Effect.

(cc) Except as set forth in the Commission Reports, neither the Company, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, or any criminal statute during the term of such director or officer's tenure with the Company, nor, to the knowledge of the Company, prior to such tenure that is of a nature that would be required to be disclosed pursuant to Item 103 of Regulation S-K with regard to the Company or Item 401 of Regulation S-K with regard to the Company's officers or directors. During the last three years, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company. The Commission has not issued any stop order or other order suspending the effectiveness of

any registration statement filed by the Company under the Exchange Act or the Securities Act.

(dd) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any affiliate, joint venture partner or other person or entity, which, to the Company's knowledge, will use such proceeds for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ee) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any Person that would give rise to a valid claim against the Company for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

(ff) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

(gg) The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(hh) There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Commission Reports and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(ii) The Company is not on the date this representation is made, and at no time within the last twelve (12) calendar months has been, a "shell company" (as defined in Rule 12b-2 under the Exchange Act).

Each Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those representations and warranties specifically set forth in this Agreement.

3.2 Representations and Warranties of each Purchaser. Each Purchaser, severally and not jointly, represents and warrants with respect to only itself, as of the Closing Date, that:

(a) The Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction of its organization with full right, and limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry

out its obligations hereunder. The execution and delivery of the Transaction Documents to which it is a party, and the performance by Purchaser of the transactions contemplated by such Transaction Documents, have been duly authorized by all necessary action, as applicable, on the part of Purchaser. Each of the Transaction Documents to which Purchaser is a party has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms of such Transaction Document, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) The execution, delivery and performance by Purchaser of each of the Transaction Documents to which it is a party, and the consummation by Purchaser of the transactions contemplated by each such Transaction Document, do not and will not (i) conflict with or violate any provision of Purchaser's limited liability company operating agreement or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Entity to which Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of Purchaser is bound or affected.

(c) Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting Purchaser's right to sell the Securities or any part thereof in compliance with applicable federal and state securities laws). Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(d) At the time Purchaser was offered the Securities, it was, and as of the date hereof it is an "accredited investor" as defined in Rule 501 under the Securities Act. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

The Company acknowledges and agrees that Purchasers do not make or have not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Removed and Reserved.

4.2 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder only for the purposes described in Schedule I attached hereto and shall make all such payments within five (5) business days of the Closing unless otherwise specified within Schedule I. The Company shall not use such proceeds for the redemption of any Common Stock or Common Stock Equivalents, nor for the repayment of any debt owed to the Purchasers, unless otherwise specifically provided for in Schedule I or as approved by the Purchasers. For convenience, Purchasers may wire certain funds at the Closing directly to such parties owed as listed in Schedule I attached hereto.

4.3 Indemnification of Purchasers. Subject to the provisions of this Section 4.5 and to the extent permitted by law, the Company will indemnify and hold each Purchaser, its Affiliates, and their respective directors, managers, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls a Purchaser, if applicable, (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, managers, officers, stockholders, agents, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation ("Damages") that any Purchaser Party may suffer or incur due to a claim by a third party as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against any Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of a Purchaser, with respect to any of the transactions contemplated by this Agreement (except to the extent such Damages are based upon a breach of a Purchaser's representations, warranties or covenants under this Agreement or any agreements or understandings any Purchaser may have with any such stockholder or any violations by a Purchaser of state or federal securities laws or any conduct by a Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against the Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. The Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel (together with any necessary local counsel). The Company will not be liable to the Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the

extent that a loss, claim, damage or liability is attributable to the Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement. The Company will not settle any such claim, action or proceeding without the prior written consent of the Purchaser Party, which will not be unreasonably withheld or delayed; *provided, however*, that such consent shall not be required if the settlement includes a full and unconditional release satisfactory to the Purchaser Party from all liability arising or that may arise out of such claim or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Purchaser Party.

4.4 Reporting Status. Until the earlier of (i) the date on which a Purchaser shall have sold all of the Securities and (ii) the date on which a Purchaser may sell all of the Securities without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act (the "Reporting Period"), the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

4.5 No Issuance. Without the prior written consent of each Purchaser, the Company shall not authorize, issue or sell any additional shares of Common Stock or Common Stock Equivalents (other than those already reserved for issuance as of the date hereof or for shares of stock reserved for issuance under any equity incentive plans established by the Company), nor authorize the creation of any additional class of capital stock of the Company for a period of one (1) year following the date hereof.

4.6 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to Purchasers in a manner that would require the registration under the Securities Act of the sale of the Securities to Purchasers.

4.7 Special Board of Directors Rights.

(a) Board of Directors. SpaGus shall be entitled initially to designate one (1) member of the Board of Directors (the "Board Designees"), and to remove from office such members and fill any vacancy caused by the resignation, death, illness, or removal of such member SpaGus and/or the Company shall also be entitled to designate an additional one (1) Board Member who must be both independent of the Company and be subject to the approval of the other party which approval should not be unreasonably withheld. The Company shall use its best efforts to cause the election of any such Board Designee at each of its annual or special meetings of stockholders at which the seats on the Board of Directors occupied by the Board Designees are standing for election. The Initial Board Designees shall consist of Gary Augusta.

(b) Size of the Board of Directors. Except as set forth in the Note, the Company shall use its best efforts to cause the size of the Board of Directors to be set at and remain no larger than five (5) directors. No vacancies occurring as a result of such increase in the size of the Board of Directors from three (3) directors to five (5) directors shall be filled unless and until the Board Designees have been duly appointed to fill such vacancies.

(c) Creation of Advisory Committee. Company will create an Advisory Committee for additional governance and expertise in the areas of management, engineering, sales and marketing, finance and capital and other related areas of expertise that would benefit the Company and its Board of Directors.

(d) No Redemption Right. Unless agreed to by the Purchasers, no Shares purchased hereunder shall be redeemable or otherwise subject to a repurchase right by the Company.

(e) Change in Control. No event constituting a Change in Control shall be deemed to be approved by the Board of Directors without the approval of such event by the Board Designees.

(f) Expenses. The Board Designees shall be entitled to receive from the Company their reasonable expenses incurred as a result of their service on the Board of Directors. The Board Designees shall also be entitled to receive from the Company any fees earned for service as a member of the Board of Directors paid to the other members of the Board of Directors.

(g) Directors' and Officers' Insurance. The Company shall maintain a Directors' and Officers' insurance policy with no less than the same levels of coverage throughout the term of the Board Designees as is present as of the Closing Date.

The provisions of this Section 4.7 shall be in effect for so long as the Company continues to owe any shares of Common Stock of the Company, SpaGus and related parties owns over 2,000,000 shares of Common Stock or any indebtedness to the Purchasers.

ARTICLE V.
MISCELLANEOUS

5.1 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, the Company shall pay the reasonable fees and expenses (up to a maximum of $6,250) of Purchasers' advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the Transaction Documents. All legal fees shall be evidenced by a copy of the attorney's invoices that relate only to such fees.

5.2 Entire Agreement. This Agreement, together with the other Transaction Documents and the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages

attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers (other than by merger, consolidation or sale of all or substantially all of the Company's assets). A Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to "Purchaser."

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and the Purchaser Parties (with respect to Section 4.5) and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof, and federal law, if applicable.

5.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

5.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and

shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.11 Replacement of Certificates. If any certificate evidencing the securities issued or issuable hereunder is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or security, if requested. The applicant for a new certificate under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement certificates.

5.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.13 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices and shares of capital stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.14 **WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.**

5.15 Survival of Representations, Warranties and Agreements. All representations and warranties made by the Company and each Purchaser herein will survive the execution of this Agreement, the Closing and the delivery to each Purchaser of the Securities being purchased and the payment therefor until the first anniversary of the Closing Date, except for those representations and warranties which speak as of a specific date. All covenants and other agreements set forth in this Agreement shall survive the Closing for the respective periods set forth therein and if no such period is specified until the first anniversary of the Closing Date. Notwithstanding anything to the contrary contained herein, Sections 4.3 and 5.4 shall survive for the applicable statute of limitations.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Note and Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

M LINE HOLDINGS, INC.

By:____________________________
Name: George Colin
Title: Chief Executive Officer

Address for Notice:
2672 Dow Avenue
Tustin, CA 92780
Attn: President
Fax: 714-619-2339

SPAGUS CAPITAL PARTNERS, LLC

By:____________________________
Name: Gary Augusta
Title: President

Address for Notice:
250 F. Centerville Road
Warwick, RI 02886
Attn: President
Fax: (401) 732-8512

GARY AUGUSTA

____

Address for Notice:
25682 Rolling Hills Rd.
Laguna Hills, CA 92653
Fax: (401) 732-8512

PHILIP HAYDEN

____

Address for Notice:
50 Gregg Court
Tappan, NY
10983

Fax: (___)(408) 526-3210

IN WITNESS WHEREOF, the parties hereto have caused this Note and Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

M LINE HOLDINGS, INC.

By:________________________________
Name: Anthony Anish
Title: Company Secretary/General Manager

Address for Notice:
2672 Dow Avenue
Tustin, CA 92780
Attn: President
Fax: 714-619-2339

SPAGUS CAPITAL PARTNERS, LLC

By:________________________________
Name: Gary Augusta
Title: President

Address for Notice:
250 F. Centerville Road
Warwick, RI 02886
Attn: President
Fax: (401) 732-8512

GARY AUGUSTA

____

Address for Notice:
25682 Rolling Hills Rd.
Laguna Hills, CA 92653
Fax: (401) 732-8512

PHILIP HAYDEN

____

Address for Notice:
_50 Gregg Court
Tappan, NY
10983____________________

____

Fax: (_201_) _768-1308 _______

Schedule I

Use of Proceeds

- Pay all amounts owed to the Company's auditors or other external accountants.
- Pay all amounts owed to the Company's attorneys used in the preparation, review or filing of the Company's periodic reports filed with the SEC.
- Pay all amounts owed to the Purchasers' counsel incurred as a result of SpaGus Agreements dated May 31st, 2011 which total $13,413.81 upon closing. All Purchaser's counsel costs from this SpaGus agreement dated Sept 29th, 2011 as well as agreements in Exhibit A, Exhibit B and Exhibit C shall be paid by Nov 30th, 2011 or 15% annual interest penalty begins accruing on Dec 1st 2011.
- Pay $25,000 to Tetra as an initial first months deposit payment, provided, however, that if the Tetra lease is not executed by October 22, 2011, the not utilized $25,000 shall be used by the Company as an additional payment towards amounts owed under the Amended and Restated Secured Promissory Note.
- Pay Gibraltar Capital as a deposit $10,000.
- Pay Vintage Filing fees due of $5,000
- Pay Mediatronics an investment of $15,000
- Purchase a Directors' and Officers' Insurance Policy of a duration of at least 1 year required by Section 2.2(a)(viii) and pay at least $5,000 for the policy upon closing.
- General business and working capital purposes.

Exhibit A

Form of Secured Promissory Note N-2

Exhibit B

Amendment to Registration Rights Agreement

Exhibit C

Amended and Restated Security Agreement

JOINDER AGREEMENT

M LINE HOLDINGS, INC.

This Joinder Agreement to the Registration Rights Agreement, as amended (as defined below) is hereby dated as of September 29__, 2011 (this "Joinder"), by and between M LINE HOLDINGS, INC., a Nevada corporation (the "Company") and PHILIP HAYDEN, an individual (the "New Stockholder").

RECITALS

WHEREAS, the Company and certain of its investors are parties to that certain Registration Rights Agreement, dated as of May 31, 2011, as amended (the "Registration Rights Agreement");

WHEREAS, in connection with the purchase of shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), pursuant to that certain Note and Stock Purchase Agreement, dated as of the date even hereof, the New Stockholder will acquire shares of the Company's Common Stock on the date hereof; and

WHEREAS, the New Stockholder desires to become a party to and be bound by the Registration Rights Agreement.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the New Stockholder hereby agrees as follows:

AGREEMENT

1. The New Stockholder is bound by the terms of the Registration Rights Agreement, effective as of the date hereof, as if the New Stockholder were an original signatory to the Registration Rights Agreement and shall be deemed to be a "Purchaser" thereunder.

2. All notices to be provided to the New Stockholder under the Registration Rights Agreement shall be sent to the New Stockholder at the address and facsimile number listed on the signature page hereto.

3. This Joinder shall be governed by and construed in accordance with the laws of the State of California, without regard to the choice of law or conflicts of law provisions thereof. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of California.

4. This Joinder shall inure to the benefit of and be binding upon the successors and permitted assigns of the New Stockholder.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first above written.

PHILIP HAYDEN

____

ADDRESS & FACSIMILE NUMBER:

50 Gregg Court

Tappan, NY

10983

____

____

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first above written.

PHILIP HAYDEN

____

ADDRESS & FACSIMILE NUMBER:

____

____

____

____

____

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

M LINE HOLDINGS, INC.

This Amendment No. 1 (this "Amendment") to that certain Registration Rights Agreement, dated May 31, 2011, by and among M LINE HOLDINGS, INC., a Nevada corporation (the "Company"), SPAGUS CAPITAL PARTNERS, LLC, a Rhode Island limited liability company ("SpaGus"), and GARY AUGUSTA, an individual ("Augusta", and together with SpaGus, the "Purchasers") (the "Registration Rights Agreement"), is executed as of September 29, 2011, by and between the Company and the Purchasers.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Registration Rights Agreement.

2. Amendments. The Registration Rights Agreement is hereby amended as follows:

(a) Section 1.3 of the Registration Statement is amended and restated in its entirety as follows:

"1.3 "Purchasers" means each of (i) SpaGus Capital Partners, LLC; (ii) Gary Augusta, (iii) Philip Hayden; and (iv) any Affiliate or permitted transferee of any such Purchaser who is a subsequent holder of any Registrable Securities."

(b) Section 1.6 of the Registration Statement is amended and restated in its entirety as follows:

"1.6 "Registrable Securities" means the Shares issued and sold to the Purchasers on May 31, 2011, and on September _29_, 2011, each pursuant to a Note and Stock Purchase Agreement entered into on the same dates by the parties thereto, and any shares of Common Stock issued as a result of the conversion of any promissory note issued up to and including the date hereof by the Company, as Maker, to SpaGus, as Holder, and any other securities issued or issuable with respect to or in exchange for Registrable Securities, whether by merger, charter amendment or otherwise; provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without restriction by Purchasers pursuant to Rule 144."

(c) Section 2.1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

"2.1 Registration Statements. Promptly following the closing of the purchase and sale of the Securities contemplated by the Note and Stock Purchase Agreement dated as of September _29__, 2011, by and between the Company and the Purchasers (the "Closing Date"), but no later than ninety (90) days after the Closing Date (the "Filing Deadline"), the Company shall prepare and file with the SEC one (1) Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution

attached hereto as Exhibit A; provided, however, that no Purchaser shall be named as an "underwriter" in the Registration Statement without such Purchaser's prior written consent. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of Purchasers. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3.1(c) to Purchasers and their counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will pay to each Purchaser, as liquidated damages and not as a penalty, an amount equal to 2.0% of the aggregate Subscription Amount invested by such Purchaser for each 30-day period or pro rata for any portion thereof following the Filing Deadline for which no Registration Statement is filed with respect to the Registrable Securities. Such payments shall be made to each Purchaser in cash no later than ten (10) calendar days after the end of each 30-day period."

3. Ratification; Effect. This Amendment shall be construed in connection with and as part of the Registration Rights Agreement, and all terms, conditions, and covenants set forth in the Registration Rights Agreement and each other instrument or agreement referred to therein, as applicable, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Captions and Section Headings. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

M LINE HOLDINGS, INC.

By:____________________
Name: Anthony Anish
Title: Company Secretary/General Manager

Address for Notice:
2672 Dow Avenue
Tustin, CA 92780
Attn: President
Fax: 714-619-2339

SPAGUS CAPITAL PARTNERS, LLC

By:____________________
Name: Gary Augusta
Title: President

Address for Notice:
250 F. Centerville Road
Warwick, RI 02886

Attn: President
Fax: (401) 732-8512

GARY AUGUSTA

By:____________________
Gary Augusta

Address for Notice:
25682 Rolling Hills Rd.

Laguna Hills, CA 92653

Fax: (401) 732-8512

AMENDED AND RESTATED SECURED PROMISSORY NOTE

M LINE HOLDINGS, INC.

$150,000.00 September 29, 2011

THIS NOTE IS A RENEWAL AND AN AMENDMENT AND RESTATEMENT IN ITS ENTIRETY, BUT NOT AN EXTINGUISHMENT, OF THAT CERTAIN SECURED PROMISSORY NOTE DATED AS OF MAY 31, 2011, AS AMENDED TO DATE, IN THE PRINCIPAL AMOUNT OF $150,000.00 EXECUTED BY M LINE HOLDINGS, INC., A NEVADA CORPORATION, AND PAYABLE TO LENDER.

FOR VALUE RECEIVED, the undersigned, M LINE HOLDINGS, INC., a Nevada corporation ("M Line"), E.M. TOOL COMPANY, INC., a California corporation and wholly-owned subsidiary of M Line ("Elite"), ERAN ENGINEERING, INC., a California corporation and wholly-owned subsidiary of M Line ("Eran"), and ALL AMERICAN CNC SALES, INC., a California corporation and wholly-owned subsidiary of M Line ("CNC" and collectively with M Line, Elite Tool, and Eran, the "Makers" and each a "Maker"), hereby promises to jointly and severally pay to the order of SPAGUS CAPITAL PARTNERS, LLC, a Rhode Island limited liability company (together with its successors and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided, the principal amount of One Hundred Fifty Thousand Dollars ($150,000) (the "Principal"), together with accrued and unpaid interest on or before the Maturity Date (as defined below) in accordance with the terms of this Note.

Except as otherwise set forth herein, all payments under or pursuant to this Secured Promissory Note (this "Note") shall be made in United States Dollars in immediately available funds to the Holder at the address provided in Section 3.1, or at such other place as the Holder may designate from time to time in writing to the Makers. This Note was originally issued pursuant to a Note and Stock Purchase Agreement, dated May 31, 2011 (the "Purchase Agreement"). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

ARTICLE I.
TERMS OF NOTE

1.1 Maturity Date. The Makers, jointly and severally, shall pay to the Holder the outstanding principal and accrued but unpaid interest hereunder on or before the "Maturity Date," which shall be December 15, 2011, and according to the following schedule (each such date, a "Periodic Payment Date"): $50,000 in principal plus accrued but unpaid interest shall be due and immediately payable on October 31, 2011, $50,000 in principal plus accrued but unpaid interest shall be due and immediately payable on November 30, 2011, and the remaining principal and accrued but unpaid interest shall be due and immediately payable on December 15, 2011. However, if Maker secures new or replacement capital from any source or Maker has cash flow from operations of greater than $100,000 after paying remaining obligations to and satisfying the notes of Pacific Western Bank and Hwacheon,$75,000 is due immediately to Holder. Under this scenario, thereafter, $25,000 in principal plus accrued but unpaid interest shall be due Nov 30th, 2011 and $50,000 in principal plus accrued but unpaid interest shall be due December 15th,

OC-195977 v1

2011.

1.2 Interest. The principal amount of this Note shall bear simple interest from May 31, 2011 (the "Original Issuance Date") until such principal amount shall become due and payable (whether upon maturity, by acceleration or otherwise) at the rate of eight percent (8.0%) per annum (the "Interest Rate"), computed on the basis of 360 days per year for the actual number of days elapsed, including the first day but excluding the last day occurring in the period for which such interest is payable, to be paid pursuant to the provisions of Section 1.1. While any Event of Default has occurred and is continuing, the Interest Rate shall be thirteen percent (13.0%).

1.3 Prepayment. The Makers may prepay the outstanding principal and accrued but unpaid interest hereunder, in whole or in part, at any time prior to the Periodic Payment Date (the "Prepayment Amount"), *provided, however*, the Makers provide the Holder with at least thirty (30) days notice of such prepayment (such thirty (30) days time, the "Prepayment Notice Period"). During the Prepayment Notice Period, the Holder may elect to convert, pursuant to Section 1.6 of the Note, any amount of the outstanding principal and accrued but unpaid interest hereunder, including amounts greater than the Prepayment Amount. The Holder, in its sole discretion, may elect to have the resulting Conversion Amount (as defined in Section 1.6, below) be in addition to or in partial or total substitution for the proposed Prepayment Amount, provided that the sum of the Conversion Amount and the proposed Prepayment Amount do not exceed the total amount due hereunder.

1.4 Seniority of Note. This Note shall be *pari passu to* that certain Secured Promissory Note N-2 (Exhibit B dated as of the date even hereof, issued by the Makers to Holder and shall be further senior to all other Indebtedness of any Maker other than Indebtedness arising under the line of credit with Pacific Western Bank and other indebtedness as set out on Exhibit "A". Notwithstanding the prior sentence, "Holder" shall be senior or senior subordinated on all assets of each Maker and no future indebtedness of any Maker shall be incurred without written consent of Holder. "Indebtedness" shall mean, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) "capital leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, and (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any person, even though the person which owns such assets or property has not assumed or become liable for the payment of such indebtedness.

1.5 Security. The obligations of each Maker hereunder shall be secured by, and the Holder shall be entitled to the rights and security granted by each Maker pursuant to, the Security Agreement dated as of the Original Issuance Date and as amended to date by the Makers for the benefit of the Holder (the "Security Agreement").

1.6 Conversion. – Separate Agreement. This Note shall be convertible into shares of M Line's common stock, par value $0.001 per share (the "Common Stock"), on the terms and conditions set forth in this Section 1.6.

(a) Conversion Right. At any time or times on or after ninety (90) days following the Issuance Date, the Holder shall be entitled to convert any portion of the Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 1.6(c), at the Conversion Rate (as defined below). M Line shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, M Line shall round such fraction of a share of Common Stock to the nearest whole share. The Makers shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section1.6(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the "Conversion Rate").

(i) "Conversion Amount" means the sum of (A) the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid interest with respect to such Principal, and (C) accrued and unpaid penalties, collection costs and Management Fees incurred due to an Event of Default.

(ii) "Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, a price per share equal to seventy percent (70%) of the average of the per share closing price of the Common Stock over the last fifteen (15) trading days, subject to adjustment as provided herein.

(c) Mechanics of Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a "Conversion Date"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Makers and (B) surrender this Note to a common carrier for delivery to the Makers as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first (1st) business day following the date of receipt of a Conversion Notice, the Makers shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and M Line's transfer agent. On or before the third (3rd) trading day following the date of receipt of a Conversion Notice, M Line shall issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount

being converted, then the Makers shall as soon as practicable and in no event later than three (3) trading days after receipt of this Note and at their own expense, issue and deliver to the Holder a new Note representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

ARTICLE II.
DEFAULT AND REMEDIES

2.1 Event of Default. The occurrence of any of the following events or conditions shall constitute an event of default hereunder (each, an "Event of Default"):

(a) The Makers shall fail to make when due any payments on this Note;

(b) Any breach of a representation or warranty of any Maker contained in this Note, the Security Agreement or the Purchase Agreement which remains uncured after 10 business days from the written notice thereof and which breach shall have a material adverse effect on (i) the financial condition of the Makers, taken as a whole, (ii) the value of the Collateral (as defined under the Security Agreement) or (iii) the ability of the Makers to perform under their obligations this Note or the Security Agreement;

(c) Any breach of a material representation, warranty or covenant of M Line contained in the Registration Rights Agreement;

(d) Any default in the material observance or performance by any Maker of any covenant or agreement contained in this Note which default remains uncured after 10 business days after written notice thereof and which default shall have a material adverse effect on (i) the financial condition of the Makers, taken as a whole, (ii) the value of the Collateral (as defined under the Security Agreement) or (iii) the ability of the Makers to perform under their obligations this Note or the Security Agreement;

(e) Any Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of his debts, or any other relief under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal, or foreign, now or hereafter existing; (ii) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of his property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay his debts generally as such debts become due;

(f) There occurs (i) a filing or issuance against any Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal or foreign, now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of any Maker or for all or a substantial part of his property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of any Maker

and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within sixty (60) days from the date of entry thereof;

(g) M Line fails, at any time, to reserve or otherwise maintain available for issuance enough shares of its Common Stock to meet its issuance or conversion obligations, whether conditional or not, under the Purchase Agreement, Registration Rights Agreement, and this Note; or

(h) M Line fails to timely file its Annual Report on Form 10-K for its fiscal year ended June 30, 2011 with the U.S. Securities and Exchange Commission.

2.2 Acceleration. If an Event of Default occurs under Sections 2.1(d), (e), or (g), then the outstanding Principal and interest under this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Makers, may declare the outstanding Principal and interest under this Note to be immediately due and payable.

2.3 Remedies.

(a) Upon the occurrence of an Event of Default, the Holder may avail itself of any legal or equitable rights which the Holder may have at law or in equity or under this Note, including, but not limited to, the right to accelerate the indebtedness due under this Note as described in the preceding Section 2.2. The remedies of the Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.

(b) Forbearance by the Holder to exercise its rights with respect to any failure or breach by the Makers shall not constitute a waiver of the right as to the same or any subsequent failure or breach, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy. The Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by the Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time, or nullify any prior exercise of any such rights or remedies without the express written consent of the Holder.

(c) Notwithstanding anything contained herein to the contrary, upon the occurrence of any event described in Section 2.1, regardless of whether such event is cured within the cure period listed therein:

(i) The Makers shall become immediately obligated to pay to Lender or its designated Affiliate, a management oversight fee equal to five percent (5%) of M Line's consolidated net revenues for the twelve (12) months immediately preceding the occurrence of the Event of Default, calculated pursuant to GAAP as consistently and historically applied by M Line (the "Management Fee"). Maker agrees to pay

$12,500 per week to Holder immediately upon occurrence of Default until all principal, interested, default interest legal and collections costs and all other related costs are satisfied to the consent of the Holder. Maker agrees to enter into an agreement with Main Credit (Exhibit C) assigning rights from Maker to Holder for the first $12,500 collected by Main Credit every week be wired to Holder per the agreement in Exhibit C. Should Main Credit not have sufficient funds and/or no longer doing business nor associated with Maker, Maker agrees to create a similar arrangement to Exhibit C with any and all new lenders or sources of capital as a condition of closing any and all new loan, lease, AR financing, debt, equity or similar capital transaction. Should Main Credit, or any and all new lenders or sources of capital, not have sufficient funds or is no longer doing business nor associated with Maker, Maker will wire $12,500 weekly from any or all bank accounts of M Line Inc., Eran Engineering and Elite to Holder per wiring instructions in Exhibit C. If any of these Default payments do not occur as agreed upon, Holder has right to have direct access to any and all M Line Inc. Eran Engineering and Elite Equipment Bank Accounts and Holder has right to wire immediately any payments and outstanding obligations that are owed by or due from the Maker. In the event that any financial statement contained in the Commission Reports is restated, resulting in either a previously made over- or under-payment of the Management Fee, the amount of such over- or under-payment shall be made by or to the Makers, as applicable, within ten business days following the filing of such restated financial statement contained in an amended Commission Report.

(ii) M Line shall cause the size of its Board of Directors to be set at five (5) directors. No vacancies occurring as a result of such increase in the size of the Board of Directors shall be filled unless and until the Holder designates two (2) directors, one of which must both independent to and be consented by M Line, to fill such vacancies and such persons have been duly appointed by M Line's Board of Directors to fill the resulting vacancies (in addition to any directors previously designated or appointed to the Board of Directors).

ARTICLE III.
MISCELLANEOUS

3.1 Notices. All notices under this Note shall be given as set forth in the Purchase Agreement.

3.2 Amendments; Waivers. No provision of this Note may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by each Maker and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

3.3 Headings. The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

3.4 Successors and Assigns. This Note shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Holder may not assign this Note or any rights or obligations hereunder without the prior written consent of each Maker (other than by merger, consolidation or sale of all or substantially all of the Makers' assets).

3.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof, and federal law, if applicable.

3.6 Severability. If any term, provision, covenant or restriction of this Note is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

3.7 Replacement of Note. On receipt of evidence reasonably satisfactory to the Makers of the loss, theft, destruction or mutilation of this Note, and, in each case of loss, theft or destruction, delivery of an indemnity agreement reasonably satisfactory in form and substance to the Makers or, in the case of mutilation, on surrender and cancellation of this Note, the Makers at the Holder's expense shall execute and deliver, in lieu of this Note, a new note of like tenor.

3.8 Maximum Interest. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Makers or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Makers shall notify the Holder, in writing, that the Makers elect to have such excess sum returned to it forthwith. It is the express intent hereof that the Makers not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the Makers under applicable law. Accordingly, if interest in excess of the legal maximum is contracted for, charged, or received: (i) this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the maximum rate of interest permitted by applicable law, for the purpose of determining this rate and to the extent permitted by applicable law, all interest contracted for, charged, or received shall be amortized, prorated, and spread throughout the full term of this Note so that the effective rate of interest is uniform throughout the life of this Note, and (ii) any excess of interest over the maximum amount allowed under applicable law shall be applied as a credit against the then unpaid principal amount hereof.

3.9 Time is of the Essence. Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice herefrom, the Makers agree to pay all costs of collection including reasonable attorneys' fees and expenses.

[Signature Page Follows]

IN WITNESS WHEREOF, Maker has hereunto executed this instrument as of the day and year first above written.

M LINE HOLDINGS, INC.

By:____________________
Name: Anthony Anish
Title: Company Secretary/General Manager

Address for Notice:
2672 Dow Avenue
Tustin, CA 92780
Attn: Chief Executive Officer
Fax: 714-619-2339

E.M. TOOL COMPANY, INC.

By:____________________
Name: JITU BANKER
Title: CFO

Address for Notice:
Same as above

Attn: __________
Fax:

ERAN ENGINEERING, INC.

By:____________________
Name: JITU BANKER
Title: CFO

Address for Notice:
Same as above

Attn: __________
Fax:

ALL AMERICAN CNC SALES, INC.

By:____________________
Name: ANTHONY L. ANISH
Title: PRESIDENT

Address for Notice:
Same as above

Attn: __________
Fax:

OC-195977 v1

EXHIBIT A

Hwacheon Machinery, Inc., holds a general lien against the assets of M Line Holdings as security for an amount due them by All American CNC Sales, Inc., a company whose business has been discontinued by M Line Holdings. The debt is being repaid based on a payment schedule that continues through December 2012.

EXHIBIT I

M LINE HOLDINGS, INC.

CONVERSION NOTICE

Reference is made to the Secured Promissory Note (the "Note") issued to the undersigned by M LINE HOLDINGS, INC. ("M Line"), E.M. TOOL COMPANY, INC., a wholly-owned subsidiary of M Line ("Elite Tool"), ERAN ENGINEERING, INC., a wholly-owned subsidiary of M Line ("Eran"), and ALL AMERICAN CNC SALES, INC., a wholly-owned subsidiary of M Line ("CNC" and collectively with M Line, Elite Tool, and Eran, the "Makers" and each a "Maker"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock") of M Line, as of the date specified below.

Date of Conversion: ________________________

Aggregate Conversion Amount to be converted: ________________________

Please confirm the following information:

Conversion Price: ________________________

Number of shares of Common Stock to be issued: ________________________

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to: ________________________

____

____

Facsimile Number: ________________________

Authorization:

By: ______________________________

Title: ______________________________

Dated: ______________________________

AMENDED AND RESTATED SECURITY AGREEMENT

This Amended and Restated Security Agreement (the "Security Agreement") is entered into as of September 29__, 2011, by and among M LINE HOLDINGS, INC., a Nevada corporation ("M Line"), E.M. TOOL COMPANY, INC., a California corporation and wholly-owned subsidiary of M Line ("Elite Tool"), ERAN ENGINEERING, INC., a California corporation and wholly-owned subsidiary of M Line ("Eran"), and ALL AMERICAN CNC SALES, INC., a California corporation and wholly-owned subsidiary of M Line ("CNC" and together with M Line, EM Tool, and Eran, the "Pledgors" or individually, a "Pledgor"), and SPAGUS CAPITAL PARTNERS, LLC, a Rhode Island limited liability company ("Lender"), pursuant to that certain Note and Stock Purchase Agreement by and between M Line and Lender dated as of even date hereof (the "Purchase Agreement"). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

RECITALS

WHEREAS, Lender and M Line entered into that certain Security Agreement, dated May 31, 2011 (the "Prior Agreement"), and desire to amend and restate the Prior Agreement in its entirety;

WHEREAS, Lender has or has agreed to provide $300,000 in financing pursuant to those certain Note and Stock Purchase Agreements by and between Pledgor and Lender, each executed as of May 31, 2011 and as of even date herewith;

WHEREAS, at Closing (as defined in the Purchase Agreement) prior to or simultaneously with the execution of this Security Agreement, Pledgor will have delivered to Lender a secured promissory note (the "Note"); and

WHEREAS, Lender has required, and Pledgor has agreed, to execute and deliver this Security Agreement to secure the prompt and complete payment, observance and performance of all the Secured Obligations (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth below, and the mutual benefits to be derived from this Security Agreement, and other good and valuable consideration, the parties hereto agree that the Prior Agreement is hereby replaced in its entirety by this Security Agreement and further agree as follows:

ARTICLE I.
GRANT OF SECURITY INTEREST

To secure the "Secured Obligations" (as defined herein), the Pledgors hereby transfer, convey, assign, and grant to Lender security title to and a security interest in (together with a right of setoff) all of each Pledgors assets, which may include one or more of the following items (hereafter, the "Collateral"), whether now owned, or hereafter acquired, whether now existing, or hereafter arising, and wherever located. Pledgors can't assign title or lien to any assets nor secure any debt or liability those results in lien position senior to Lender, without the written consent of Lender. Lender agrees to work with Pledgor and Board of Directors on Lender subordination which cannot be unreasonably withheld in relation to the benefit of said of the business. This excludes current Senior

Note and Indebtness referenced prior to include Pacific Western Bank and Hwacheon." and Main Credit.

1.1 General Intangibles. All of such Pledgor's General Intangibles, now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "General Intangibles" means all personal property (including things in action) other than goods, accounts, chattel paper, documents, instruments, and money, and includes, but is not limited to, business records, deposit accounts, inventions, intellectual property, designs, patents, patent applications, trademarks, trademark applications, trademark registrations, service marks, service mark applications, service mark registrations, domain names, trade names, goodwill, technology, know-how, confidential information, trade secrets, customer lists, supplier lists, copyrights, copyright applications, copyright registrations, licenses, permits, franchises, tax refund claims, and any letters of credit, insurance proceeds, guarantee claims, security interests, or other security held by the Pledgor to secure any "Accounts" (as hereinafter defined).

1.2 Accounts (Including Accounts Receivable). All of such Pledgor's Accounts, whether now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "Accounts" means any right of a Pledgor to receive payment from another person or entity, including payment for goods sold or leased, or for services rendered, no matter how evidenced or arising, and regardless of whether yet earned by performance. It includes, but is not limited to, accounts, accounts receivable, contract rights, contracts receivable, purchase orders, notes, drafts, acceptances, royalty agreements, license agreements, distribution agreements, all rights to payment earned or unearned under a charter or other contract involving the use or hire of a vessel and all rights incident to the charter or contract, and other forms of obligations and receivables.

1.3 Inventory. All of such Pledgor's Inventory, whether now owned or hereafter acquired, together with the products and proceeds therefrom and all packaging, manuals, and instructions related thereto. As used herein, the term "Inventory" means all goods, merchandise, and personal property held for sale or leased or furnished or to be furnished under contracts of service, and all raw materials, work in process, or materials used or consumed in such Pledgor's business, wherever located and whether in the possession of such Pledgor, a warehouseman, a bailee, or any other person.

1.4 Equipment. All of such Pledgor's Equipment, now owned or hereafter acquired; however, Lender agrees to work with Pledgor and Board of Directors on Lender subordination for future purchases and leases of equipment, new or used, which cannot be unreasonably withheld in a reasonable manner to the benefit of the business." together with the products and proceeds therefrom, and all substitutes and replacements therefor. As used herein, the term "Equipment" includes all equipment, machinery, tools, office equipment, supplies, furnishings, furniture, or other items used or useful, directly or indirectly, in such Pledgor's business, all accessions, attachments, and other additions thereto, all parts used in connection therewith, all packaging, manuals, and instructions related thereto, and all leasehold or equitable interests therein.

1.5 Fixtures. All of such Pledgor's interest in and to all fixtures and furnishings, now owned or hereafter acquired, together with the products and proceeds therefrom, all substitutes and replacements therefor, all accessories, attachments, and other additions thereto, all tools, parts, and supplies used in connection therewith, and all packaging, manuals, and instructions related thereto, located on or attached to such Pledgor's business premises, wherever located.

1.6 Chattel Paper, Documents and Instruments. All of such Pledgor's right, title, and interest in any chattel paper, documents, or instruments, now owned or hereafter acquired or arising, or now or hereafter coming into the possession, control, or custody of either such Pledgor or Lender, together with all proceeds therefrom. The terms "chattel paper," "documents," and "instruments" shall have those meanings ascribed to them in the Nevada Uniform Commercial Code.

1.7 Cash and Investments. To the extent not otherwise covered above, all investments, securities, accounts, bank deposits, deposit accounts, checking accounts, certificates of deposit, cash, money, accounts receivable, intercompany receivables, payment intangibles, other receivables, rights to proceeds of letters of credit, letter-of-credit rights, rights to receive payments of money, commercial tort claims, chattel paper, electronic chattel paper supporting obligations of every type and description, all instruments and documents of title, and all accessions, additions or improvements to, all replacements, substitutions and parts for, and all proceeds and products of, and all distributions and dividends relating to, all of the foregoing, including, without limitation, proceeds of insurance.

The Collateral is intended to consist of all assets of each of the Pledgors, whether or not within the scope of Article 9 of the Nevada Uniform Commercial Code ("Article 9"). The Collateral shall include, without limitation, the following categories of assets as defined in Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including intercompany receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles, software, and equity interests in limited partnerships and limited liability companies), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned or hereafter acquired. If any Pledgor shall at any time, whether or not Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Article 9, Pledgor shall immediately notify Lender Party in a signed writing of the brief details thereof and shall grant to Lender, in writing, a security interest therein and in the proceeds thereof, all on the terms of this Security Agreement, and in writing in form and substance satisfactory to Lender. For avoidance of doubt it is expressly understood and agreed that, to the extent that Article 9 is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties agree that any property which is included in such changed definitions which would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision, it being the intention of the parties hereto that the description of Collateral set forth herein be construed to include the broadest possible range of property and assets and all tangible and intangible personal property and fixtures of Pledgor of every kind and description. Terms defined in Article 9 (such as, but not limited to, accounts, as-extracted collateral, chattel paper, deposit account, documents, equipment, financial assets, general intangibles, goods, instruments, investment property, and inventory), that are not otherwise defined in this Agreement, are used (without being capitalized) herein as defined in Article 9 as in effect on the date hereof.

ARTICLE II.
OBLIGATIONS SECURED

This security interest granted hereby is given as security for all indebtedness and obligations owed by each Pledgor to Lender, whether now existing or hereafter incurred, under this Security

Agreement or the Note, together with all extensions, modifications, or renewals thereof (collectively, the "Secured Obligations").

ARTICLE III.
CONTINUING SECURITY INTEREST; TERMINATION OF SAME

3.1 This Security Agreement shall create a valid and continuing security interest in and to the Collateral, and shall (i) remain in full force and effect until all obligations of each Pledgor under the Note, the Purchase Agreement and/or this Security Agreement have been performed in full in accordance with the terms thereof or hereof, as applicable; (ii) be binding upon all Pledgors, their successors and assigns; and (iii) inure to the benefit of Lender and its successors and assigns.

3.2 Upon the payment in full of all obligations under the Note and this Security Agreement, and any fees, costs and penalties owing thereon, the security interest granted hereby shall automatically terminate. Upon any such termination, each Pledgor shall execute and deliver to Lender such documents as Lender may reasonably request to evidence such termination and to affect the release of the Collateral.

ARTICLE IV.
PLEDGORS' RIGHT TO USE COLLATERAL; CARE OF COLLATERAL

4.1 Until the occurrence of an Event of Default (as defined in the Note), and notice from Lender to the Pledgors to the contrary, each Pledgor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Security Agreement or the Purchase Agreement, provided that such Pledgor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, each Pledgor may collect any of the Collateral consisting of Accounts. At any time, due to an Event of Default, Lender may exercise its rights to collect the Accounts and to notify Account debtors to make payments directly to Lender; provided, that Lender shall use commercially reasonable efforts to first contact any third party collections agent used by such Pledgor to procure payment prior to contacting any Account debtor. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as such Pledgor shall request or as Lender, acting in reasonable good faith, shall deem appropriate under the circumstances. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

ARTICLE V.
TRANSFERS AND OTHER LIENS

Each Pledgor hereby acknowledges to, and agrees with Lender, that for so long as this Security Agreement shall be in effect, such Pledgor shall not, without the prior written consent of Lender:

5.1 Sell, assign, or otherwise dispose of, all or any portion of the Collateral, except in the ordinary course and for cash value of not less than the full fair market value thereof;

5.2 Create or permit to exist or be created any lien, mortgage, security interest, or other charge or encumbrance upon or with respect to the Collateral to secure the obligations of any party other than the Note;

5.3 Move the Collateral from its current location (except in the ordinary course), without Lender's prior written consent; or

5.4 Permit the value of the Collateral, or any portion of it, to be destroyed, injured or impaired by any act or omission taken or failed to be take by such Pledgor, or any agent or representative thereof.

ARTICLE VI.
PROCEEDS

As used in this Security Agreement, the term "proceeds" means all products of the Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the Collateral, all property received wholly or partly in trade or exchange for any of the Collateral, all leases of any of the Collateral, and all rents, revenues, issues, profits, and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition, of any of the Collateral or any interest therein.

ARTICLE VII.
WARRANTIES

Each Pledgor hereby represents and warrants, jointly and severally, to Lender that:

7.1 Authority. Each Pledgor has full power and authority to enter into, execute and perform this Security Agreement, and no consent, approval or action of any other Party or governmental agency is required for each Pledgor to enter into, execute or perform this Security Agreement as contemplated. The person signing on behalf of each Pledgor is the duly authorized representative of each Pledgor, with full power and authority to enter into and execute this Security Agreement on behalf of each Pledgor.

7.2 Binding Agreement. This Security Agreement constitutes the legal and binding agreement of each Pledgor, enforceable against it in accordance with its terms by any court of competent jurisdiction.

7.3 Other Agreements. Each Pledgor is not bound by or subject to any agreement, undertaking, understanding, judgment, order, or decree that limits or restricts the ability of each Pledgor to enter into, execute or perform this Security Agreement.

7.4 Senior Indebtedness. The indebtedness represented by the Note is, and for so long as it remains outstanding, shall continue to be, senior in right of payment to any other indebtedness of each Pledgor to any person, other than the indebtedness owed pursuant to the line of credit with Pacific Western Bank (the "Senior Lender") and Main Credit.

7.5 Title to Collateral. Each Pledgor has good and marketable title to all of the Collateral and none of the Collateral is subject to any security interest except for the security interest created pursuant to this Security Agreement or other Permitted Liens, of which Permitted Liens only liens in favor of the Senior Lender are senior in priority to liens in favor of Lender. Each Pledgor is

and will be the lawful owner of all Collateral, free and clear of all liens and claims whatsoever, except for any lien, mortgage, security interest, or other charge or encumbrance relating to (i) the security interest granted hereby, (ii) relating to any debt permitted under Section 8.13 hereof, or (iii) which is otherwise expressly permitted under this Security Agreement or the Purchase Agreement (the liens described in this clauses (i) through (iii) above being referred to herein as the "Permitted Liens").

7.6 Prior Perfected Security Interest; Filing. Except for the liens held by Senior Lender, the security interests and liens created by this Security Agreement, subject to the filing of a financing statement on Form UCC-1 with the appropriate office at the Secretary of State of Nevada, or with the US Patent and Trademark or Copyright offices as to any applicable Collateral, as the case may be, will be prior perfected security interests in favor of and enforceable by Lender. Each Pledgor agrees to sign and deliver one or more financing statements or supplements thereto or other instruments as Lender may from time to time require to comply with the Uniform Commercial Code or other applicable law to preserve, protect and enforce the security interest of Lender and to pay all costs of filing such statements or instruments. In addition, each Pledgor shall promptly file a financing statement to perfect Lender's interest in the Collateral.

7.7 No Claims. No party has asserted any claims against any Pledgor which would have a material adverse effect on such Pledgor's financial condition or its ability to perform under the Note or this Security Agreement and to the actual knowledge of each Pledgor, each Pledgor has no reason to believe that any fact or circumstances exists which could give rise to such claim, whether with the passage of time, the giving of notice, or otherwise; and each Pledgor has not asserted any such claim against any other party, or to its actual knowledge, has reason to believe that any fact or circumstances exists which could give rise to any such claim against any other party, including without limitation for infringement of any intellectual property or other right belonging to any Pledgor.

7.8 Financing Statements. No financing statement covering any of the Collateral is on file in any public office, except any which may have been filed on behalf of Lender or by the Senior Lender.

7.9 Accuracy of Information. All information now or hereafter furnished by any Pledgor to Lender, for the benefit of Lender, relating to the Collateral or otherwise to this Security Agreement is and will be true and correct in all material respects as of the date furnished.

7.10 Location of Business and Collateral. All books and records relating to the Collateral are kept at such Pledgor's principal place of business, which is the same address given for notice in Section 9.3 hereof.

7.11 Organizational Status. The name of each Pledgor as it appears in the official filings in the state of formation of such Pledgor, the type of entity of each Pledgor, the organizational identification number issued by the state of formation for each Pledgor or a statement that no such number has been issued, and the state of formation of each Pledgor is as specified on Exhibit A.

ARTICLE VIII.
AGREEMENTS OF EACH PLEDGOR

Each Pledgor hereby agrees that:

8.1 Organizational Status; Perfection of Security Interest. Such Pledgor shall maintain and shall not make any changes to its organizational status from that in existence on the date hereof except as may be permitted by consent of Lender. Such Pledgor hereby authorizes Lender, for the benefit of Lender, to file such financing statements and other documents in all public offices deemed necessary by Lender at Pledgor's expense, provided that Lender shall provide such Pledgor with copies of all such filed statements and documents. Such Pledgor agrees to do such other acts and things, all as Lender may from time to time reasonably request, to establish and maintain a valid and perfected security interest in all of the Collateral, free of all other liens and claims, except for Permitted Liens and those expressly permitted by this Security Agreement. Such Pledgor hereby authorizes Lender, for the benefit of Lender, to file financing statements describing the Collateral as "all assets of the debtor" or "all personal property of the debtor" without the signature of such Pledgor so long as any of the Secured Obligations remain unpaid. Upon payment in full in cash of the Secured Obligations, Lender shall authorize such Pledgor to file such termination statements as such Pledgor shall reasonably request.

8.2 Conduct of Business by each Pledgor. Such Pledgor will conduct its operations according to its ordinary and usual course of business in substantially the same manner as heretofore conducted and will use commercially reasonable efforts to preserve intact its business organization and goodwill, prevent adverse change in the financial condition, liabilities, assets, business, operating results or prospects of such Pledgor and prevent the destruction, damage to or loss of any of the Collateral.

8.3 Furnishing of Information. Such Pledgor will furnish to Lender such information concerning such Pledgor and the Collateral as Lender may from time to time reasonably request.

8.4 Inspection. Such Pledgor will permit Lender, at such reasonable times, and upon prior notice, during normal business hours and as often as Lender may reasonably request, to inspect the Collateral, and to inspect, audit and make copies of and extracts from, books, records and all other papers in possession of such Pledgor pertaining to the Collateral.

8.5 Notation on Records. Upon the request of Lender, such Pledgor will stamp on its records relating to the Collateral a notation in a form and content satisfactory to Lender of the security interest of Lender, for the benefit of Lender, hereunder.

8.6 Transfers and Encumbrances. Except for the sale or lease of Collateral in the ordinary course of its business as permitted under Section 5 hereof, such Pledgor will not sell, lease, assign, or create or permit to exist any lien on, or security interest in, any Collateral to or in favor of anyone other than Lender, for the benefit of Lender, except for Permitted Liens expressly permitted by this Security Agreement.

8.7 Insurance. Such Pledgor will at all times maintain insurance with respect to its inventory, equipment, and businesses, with financially sound and reputable insurers, having coverage against losses or damages of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance being in amounts no less than those amounts which are customary for such companies under similar circumstances.

8.8 Care of Collateral. Such Pledgor will keep in effect all licenses, permits and franchises required by law or contract relating to such Pledgor's business (if applicable), property, or

the Collateral; keep the Collateral in good repair and be responsible for any loss or damage to it; pay when due all taxes, license fees, and other charges upon the Collateral or upon such Pledgor's business, property or the income therefrom; not waste, misuse, or otherwise permit the Collateral to deteriorate in value, except for items consumed in the ordinary course of business and ordinary wear and tear; not conceal or in any way use or dispose of the Collateral unlawfully or contrary to the provisions of this Security Agreement or of any insurance coverage. Loss of, damage to, or uncollectability of the Collateral or any part thereof will not release such Pledgor from any of its obligations hereunder.

8.9 Waivers. Such Pledgor hereby waives, to the full extent permitted by law, the benefit of all appraisement, valuation, stay, extension, and redemption laws, now or hereafter in force, and all rights of marshalling of the assets of such Pledgor in the event of any sale of the Collateral or any part thereof or any interest therein pursuant hereto, whether upon foreclosure or by power of sale or otherwise and whether under executory process or other legal process. Such Pledgor waives notice of demand and delivery and all other notices, delays and demand.

8.10 Performance of each Pledgor's Obligations by Lender. Upon prior written notice to such Pledgor, Lender may from time to time perform any obligation of such Pledgor hereunder which such Pledgor shall fail to perform and take any other action which Lender deems reasonably necessary for the maintenance or preservation of any of the Collateral or its interest therein, and such Pledgor agrees that all reasonable expenses incurred by Lender in connection with this Section 8.10 shall be indebtedness secured hereby.

8.11 Chattel Paper. Such Pledgor will take all steps necessary to grant Lender control of all "electronic chattel paper" (as defined in the UCC) in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

8.12 Financing Statements. Such Pledgor is not required or authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender and agrees that it shall not do so without the prior written consent of Lender.

8.13 No Other Debt. Unless and until the Loan has been repaid in full, such Pledgor will not incur, create, guarantee, assume or otherwise become liable, contingently or otherwise, directly or indirectly, for any indebtedness or liability, whether for borrowed money, for the deferred purchase price for property, as a contingent liability, or otherwise, other than indebtedness of such Pledgor pursuant to the Note, and trade obligations in the ordinary course of business not to exceed $50,000 in the aggregate if unsecured or if secured by other than the Collateral, without the prior written consent of Lender, except as provided in this Section or for Permitted Liens (of which Permitted Liens only liens in favor of the Senior Lender shall be prior to the lien created hereby).

8.14 Mergers and Other Transfers. Without the consent of Lender, such Pledgor will not (i) merge or consolidate with any person, firm, association or corporation, (ii) transfer, sell, assign, lease or otherwise abandon or dispose of (whether in one transaction or a series of transactions) any material part of its assets except in the normal course of business, (iii) change the nature of its business, (iv) create any subsidiaries, or (v) liquidate, dissolve or cease active business operations.

8.15 Redemptions; Dividends. Such Pledgor shall not make any payment on account of, or set aside any assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of Pledgor or approve the payment of any distributions to any equity holder of such Pledgor.

8.16 Compensation and Bonuses. Such Pledgor agrees that it shall not pay any company bonus to its managing member, nor increase the base salaries of the managing member above those rates on the date hereof until all obligations of such Pledgor under the Note, the Purchase Agreement and/or this Security Agreement have been performed in full in accordance with the terms thereof or hereof, as applicable.

ARTICLE IX.
MISCELLANEOUS

9.1 Term. Each Pledgor expressly agrees that this and the security interest in the Collateral conveyed to Lender for the benefit of Lender hereunder shall remain valid and in full force and effect until the Secured Obligations have been satisfied in full.

9.2 Entire Agreement. This Agreement, together with the other transaction documents and the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

9.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

9.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by each Pledgor and Lender or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

9.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

9.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. No Pledgor may assign this Security Agreement or any rights or obligations hereunder without the prior written consent of Lender (other than by merger, consolidation or sale of all or substantially all of such Pledgor's assets). Lender may assign any or all of its rights under this Agreement to any Person to whom Lender assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to "Lender."

9.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

9.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Security Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof, and federal law, if applicable.

9.9 Execution. This Security Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

9.10 Severability. If any term, provision, covenant or restriction of this Security Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

9.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Lender and each Pledgor will be entitled to specific performance under this Security Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Security Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

9.12 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Security Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Security Agreement or any amendments hereto. In addition, each and every reference to share prices and shares of capital stock in this

Security Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Security Agreement.

9.13 <u>WAIVER OF JURY TRIAL</u>. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

9.14 <u>No Waiver; Remedies Cumulative</u>. No failure or delay on the part of Lender in exercising any right or remedy hereunder or under the Note and no course of dealing between each Pledgor and Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise right of any other right or remedy hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies that Lender would otherwise have. No notice to or demand on any Pledgor required hereunder shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand.

9.15 <u>Further Assurances</u>. Each Pledgor agrees to execute and deliver immediately upon request, (a) a financing statement for recordation with the California Secretary of State, or such other instruments as may be necessary to perfect the security interest granted hereby to Lender; and (b) such other documents or instruments as may be necessary to protect the rights of Lender hereunder or under the Security Agreement.

9.16 <u>Time of Essence</u>. Time is of the essence in the performance of this Security Agreement by each Pledgor.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

M LINE HOLDINGS, INC.

By:__________________________
Name: Anthony Anish
Title: Company Secretary/General Manager

Address for Notice:
2672 Dow Avenue
Tustin, CA 92780
Attn: President
Fax: 714-619-2339

E.M. TOOL COMPANY, INC.

By:__________________________
Name: Jitu Banker
Title: CFO

Address for Notice: Same as above
Attn:
Fax:

ERAN ENGINEERING, INC.

By:__________________________
Name: Jitu Banker
Title: CFO

Address for Notice: Same as above
Attn:
Fax:

ALL AMERICAN CNC SALES, INC.

By:__________________________
Name: ANTHONY L. ANISH
Title: PRESIDENT

Address for Notice: Same as above
Attn:
Fax:

SPAGUS CAPITAL PARTNERS, LLC

By:__________________________
Name: Gary Augusta
Title: President

Address for Notice:
250 F. Centerville Road
Warwick, RI 02886
Attn: President
Fax: (401) 732-8512

EXHIBIT A

OFFICIAL NAME: M Line Holdings, Inc.

TYPE OF ENTITY: Corporation

ORGANIZATIONAL IDENTIFICATION NUMBER: C-20585-97

STATE OF ORGANIZATION: Nevada

OFFICIAL NAME: E.M. Tool Company, Inc.

TYPE OF ENTITY: Corporation

ORGANIZATIONAL IDENTIFICATION NUMBER: C2038290

STATE OF ORGANIZATION: California

OFFICIAL NAME: Eran Engineering, Inc.

TYPE OF ENTITY: Corporation

ORGANIZATIONAL IDENTIFICATION NUMBER: C1205053

STATE OF ORGANIZATION: California

OFFICIAL NAME: All American CNC Sales, Inc.

TYPE OF ENTITY: Corporation

ORGANIZATIONAL IDENTIFICATION NUMBER: C1733863

STATE OF ORGANIZATION: California

SECURED PROMISSORY NOTE N-2

M LINE HOLDINGS, INC.

$150,000.00 September 29, 2011

FOR VALUE RECEIVED, the undersigned, M LINE HOLDINGS, INC., a Nevada corporation ("M Line"), E.M. TOOL COMPANY, INC., a California corporation and wholly-owned subsidiary of M Line ("Elite Tool"), ERAN ENGINEERING, INC., a California corporation and wholly-owned subsidiary of M Line ("Eran"), and ALL AMERICAN CNC SALES, INC., a California corporation and wholly-owned subsidiary of M Line ("CNC" and collectively with M Line, Elite Tool, and Eran, the "Makers" and each a "Maker"), hereby promises to jointly and severally pay to the order of SPAGUS CAPITAL PARTNERS, LLC, a Rhode Island limited liability company (together with its successors and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided, the principal amount of One Hundred Fifty Thousand Dollars ($150,000) (the "Principal"), together with accrued and unpaid interest on or before the Maturity Date (as defined below) in accordance with the terms of this Note.

Except as otherwise set forth herein, all payments under or pursuant to this Secured Promissory Note N-2 (this "Note") shall be made in United States Dollars in immediately available funds to the Holder at the address provided in Section 3.1, or at such other place as the Holder may designate from time to time in writing to the Makers. This Note is being issued pursuant to a Note and Stock Purchase Agreement, dated as of the date herewith (the "Purchase Agreement"). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

ARTICLE I.
TERMS OF NOTE

1.1 Maturity Date. The Makers, jointly and severally, shall pay to the Holder the outstanding principal and accrued but unpaid interest hereunder on or before the "Maturity Date," which shall be March 31, 2012.

1.2 Interest. The principal amount of this Note shall bear simple interest from the date hereof until such principal amount shall become due and payable (whether upon maturity, by acceleration or otherwise) at the rate of eight percent (8.0%) per annum (the "Interest Rate"), computed on the basis of 360 days per year for the actual number of days elapsed, including the first day but excluding the last day occurring in the period for which such interest is payable, to be paid pursuant to the provisions of Section 1.1. No interest shall be due and payable until October 31, 2011, at which time all accrued interest shall be due and payable and thereafter, accrued and unpaid interest on the then outstanding Principal shall be due on the last calendar day of the month until this Note shall be paid in full. While any Event of Default has occurred and is continuing, the Interest Rate shall be thirteen percent (13.0%).

1.3 Prepayment. The Makers may prepay the outstanding principal and accrued but unpaid interest hereunder, in whole or in part, at any time prior to the Maturity Date (the "Prepayment Amount"), *provided, however*, the Makers provide the Holder with at least thirty (30) days notice of such prepayment (such thirty (30) days time, the "Prepayment Notice Period"). During the Prepayment Notice Period, the Holder may elect to convert, pursuant to Section 1.6 of the

Note, any amount of the outstanding principal and accrued but unpaid interest hereunder, including amounts greater than the Prepayment Amount. The Holder, in its sole discretion, may elect to have the resulting Conversion Amount (as defined in Section 1.6, below) be in addition to or in partial or total substitution for the proposed Prepayment Amount, provided that the sum of the Conversion Amount and the proposed Prepayment Amount do not exceed the total amount due hereunder.

1.4 Seniority of Note. This Note shall be *pari passu* to that certain Secured Promissory Note originally dated May 31, 2011, as amended and restated as of the date even hereof, issued by the Makers to Holder and shall be further senior to all other Indebtedness of the Makers other than Indebtedness arising under the line of credit with Pacific Western Bank and other indebtedness as set out on Exhibit "A". Notwithstanding the prior sentence, "Holder" shall be senior or senior subordinated on all assets of each Maker where possible and no future indebtedness shall be incurred without written consent of Holder. "Indebtedness" shall mean, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) "capital leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, and (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any person, even though the person which owns such assets or property has not assumed or become liable for the payment of such indebtedness.

1.5 Security. The obligations of each Maker hereunder shall be secured by, and the Holder shall be entitled to the rights and security granted by each Maker pursuant to, the Security Agreement dated as of the Original Issuance Date and as amended to date by the Makers for the benefit of the Holder (the "Security Agreement").

1.6 Conversion. Separate Agreement. This Note shall be convertible into shares of M Line's common stock, par value $0.001 per share (the "Common Stock"), on the terms and conditions set forth in this Section 1.6.

(a) Conversion Right. At any time or times on or after ninety (90) days following the Issuance Date, the Holder shall be entitled to convert any portion of the Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 1.6(c), at the Conversion Rate (as defined below). M Line shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, M Line shall round such fraction of a share of Common Stock to the nearest whole share. The Makers shall pay any and all transfer, stamp and similar taxes that

may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section1.6(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the "Conversion Rate").

(i) "Conversion Amount" means the sum of (A) the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid interest with respect to such Principal, and (C) accrued and unpaid penalties, collection costs and Management Fees incurred due to an Event of Default.

(ii) "Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, a price per share equal to seventy percent (70%) of the average of the per share closing price of the Common Stock over the last fifteen (15) trading days, subject to adjustment as provided herein.

(c) Mechanics of Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a "Conversion Date"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Makers and (B) surrender this Note to a common carrier for delivery to the Makers as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first (1st) business day following the date of receipt of a Conversion Notice, the Makers shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and M Line's transfer agent. On or before the third (3rd) trading day following the date of receipt of a Conversion Notice, M Line shall issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Makers shall as soon as practicable and in no event later than three (3) trading days after receipt of this Note and at their own expense, issue and deliver to the Holder a new Note representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

1.7 Repurchase. Maker has option to repurchase up to 1,000,000 of SpaGus shares at a price of $.25 through June 30th, 2012. Maker must notify Holder at least 30 days prior to conversion. This option will remain valid until June 30th, 2012 as long as no Default has occurred or breach or reps violated and are not cured from any of the Holder documents including all Maker and Holder agreements from May, 2011 through September, 2011 including these documents dated September 29th: Note and Stock Purchase Agreement, Amended and Restated Note N1, Secured Promissory Note N2, Amended and Restated Registration Agreement, and Amended and Restated Security Agreement documents.

ARTICLE II.
DEFAULT AND REMEDIES

2.1 Event of Default. The occurrence of any of the following events or conditions shall constitute an event of default hereunder (each, an "Event of Default"):

(a) The Makers shall fail to make when due any payments on this Note;

(b) Any breach of a representation or warranty of any Maker contained in this Note, the Security Agreement or the Purchase Agreement which remains uncured after 10 business days from the written notice thereof and which breach shall have a material adverse effect on (i) the financial condition of the Makers, taken as a whole, (ii) the value of the Collateral (as defined under the Security Agreement) or (iii) the ability of the Makers to perform under their obligations this Note or the Security Agreement;

(c) Any breach of a material representation, warranty or covenant of M Line contained in the Registration Rights Agreement;

(d) Any default in the material observance or performance by any Maker of any covenant or agreement contained in this Note which default remains uncured after 10 business days after written notice thereof and which default shall have a material adverse effect on (i) the financial condition of the Makers, taken as a whole, (ii) the value of the Collateral (as defined under the Security Agreement) or (iii) the ability of the Makers to perform under their obligations this Note or the Security Agreement;

(e) Any Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of his debts, or any other relief under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal, or foreign, now or hereafter existing; (ii) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of his property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay his debts generally as such debts become due;

(f) There occurs (i) a filing or issuance against any Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal or foreign, now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of any Maker or for all or a substantial part of his property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of any Maker and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within sixty (60) days from the date of entry thereof;

(g) M Line fails, at any time, to reserve or otherwise maintain available for issuance enough shares of its Common Stock to meet its issuance or conversion obligations,

whether conditional or not, under the Purchase Agreement, Registration Rights Agreement, and this Note; or

(h) M Line fails to timely file its Annual Report on Form 10-K for its fiscal year ended June 30, 2011 with the U.S. Securities and Exchange Commission.

2.2 Acceleration. If an Event of Default occurs under Sections 2.1(d), (e), or (g), then the outstanding Principal and interest under this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Makers, may declare the outstanding Principal and interest under this Note to be immediately due and payable.

2.3 Remedies.

(a) Upon the occurrence of an Event of Default, the Holder may avail itself of any legal or equitable rights which the Holder may have at law or in equity or under this Note, including, but not limited to, the right to accelerate the indebtedness due under this Note as described in the preceding Section 2.2. The remedies of the Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.

(b) Forbearance by the Holder to exercise its rights with respect to any failure or breach by the Makers shall not constitute a waiver of the right as to the same or any subsequent failure or breach, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy. The Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by the Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time, or nullify any prior exercise of any such rights or remedies without the express written consent of the Holder.

(c) Notwithstanding anything contained herein to the contrary, upon the occurrence of any event described in Section 2.1, regardless of whether such event is cured within the cure period listed therein:

(i) the Makers shall become immediately obligated to pay to Lender or its designated Affiliate, a management oversight fee equal to five percent (5%) of M Line's consolidated net revenues for the twelve (12) months immediately preceding the occurrence of the Event of Default, calculated pursuant to GAAP as consistently and historically applied by M Line (the "Management Fee").

Maker agrees to pay $12,500 per week to Holder immediately upon occurrence of Default until all principal, interested, default interest legal and collections costs and all other related costs are satisfied to the consent of the Holder. Maker agrees to enter into an agreement with Main Credit (Exhibit C) assigning rights from Maker to Holder for the first $12,500 collected by Main Credit the beginning of every week.

The $12,500 shall be wired to Holder per the agreement in Exhibit C. Should Main Credit not have sufficient funds and/or no longer doing business nor associated with Maker, Maker agrees to create a similar arrangement to Exhibit C with any and all new lenders or sources of capital as a condition of closing any and all new loan, lease, AR financing, debt, equity or similar capital transaction. Should Main Credit, or any and all new lenders or sources of capital, not have sufficient funds or is no longer doing business nor associated with Maker, Maker will wire $12,500 weekly from any and all bank accounts of M Line Inc., Eran Engineering and Elite per wiring instructions in Exhibit C. If any of these Default payments do not occur as agreed upon, Holder has right to have direct access to any and all M Line In., Eran Engineering and Elite Equipment Bank Accounts and Holder has right to wire immediately any payments and outstanding obligations that are owed by or due from the Maker. In the event that any financial statement contained in the Commission Reports is restated, resulting in either a previously made over- or under-payment of the Management Fee, the amount of such over- or under-payment shall be made by or to the Makers, as applicable, within ten business days following the filing of such restated financial statement contained in an amended Commission Report.

(ii) M Line shall cause the size of its Board of Directors to be set at five (5) directors. No vacancies occurring as a result of such increase in the size of the Board of Directors shall be filled unless and until the Holder designates two (2) directors, one of which must be independent to and consented by M Line, to fill such vacancies and such persons have been duly appointed by M Line's Board of Directors to fill the resulting vacancies (in addition to any directors previously designated or appointed to the Board of Directors).

ARTICLE III.
MISCELLANEOUS

3.1 Notices. All notices under this Note shall be given as set forth in the Purchase Agreement.

3.2 Amendments; Waivers. No provision of this Note may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by each Maker and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

3.3 Headings. The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

3.4 Successors and Assigns. This Note shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Holder may not assign this Note or any rights or obligations hereunder without the prior written consent of each Maker (other than by merger, consolidation or sale of all or substantially all of the Makers' assets).

3.5 Governing Law. All questions concerning the construction, validity, enforcement

and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof, and federal law, if applicable.

3.6 Severability. If any term, provision, covenant or restriction of this Note is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

3.7 Replacement of Note. On receipt of evidence reasonably satisfactory to the Makers of the loss, theft, destruction or mutilation of this Note, and, in each case of loss, theft or destruction, delivery of an indemnity agreement reasonably satisfactory in form and substance to the Makers or, in the case of mutilation, on surrender and cancellation of this Note, the Makers at the Holder's expense shall execute and deliver, in lieu of this Note, a new note of like tenor.

3.8 Maximum Interest. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Makers or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Makers shall notify the Holder, in writing, that the Makers elect to have such excess sum returned to it forthwith. It is the express intent hereof that the Makers not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the Makers under applicable law. Accordingly, if interest in excess of the legal maximum is contracted for, charged, or received: (i) this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the maximum rate of interest permitted by applicable law, for the purpose of determining this rate and to the extent permitted by applicable law, all interest contracted for, charged, or received shall be amortized, prorated, and spread throughout the full term of this Note so that the effective rate of interest is uniform throughout the life of this Note, and (ii) any excess of interest over the maximum amount allowed under applicable law shall be applied as a credit against the then unpaid principal amount hereof.

3.9 Time is of the Essence. Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice here from, the Makers agree to pay all costs of collection including reasonable attorneys' fees and expenses.

[Signature Page Follows]

IN WITNESS WHEREOF, the Maker has hereunto executed this instrument as of the day and year first above written.

M LINE HOLDINGS, INC.

By: ______________________

Name: Anthony Anish

Title: Company Secretary/~~General Manager~~

Address for Notice:
2672 Dow Avenue
Tustin, CA 92780
Attn: Chief Executive Officer
Fax: 714-619-2339

E.M. TOOL COMPANY, INC.

By: ______________________

Name: JITU BANKER

Title: CFO

Address for Notice: Same as above

Attn:

Fax:

ERAN ENGINEERING, INC.

By: ______________________

Name: JITU BANKER

Title: CFO

Address for Notice: Same as above

Attn:

Fax:

ALL AMERICAN CNC SALES, INC.

By: ______________________

Name: ANTHONY L. ANISH

Title: PRESIDENT

Address for Notice: Same as above

Attn:

Fax:

EXHIBIT A

Hwacheon Machinery, Inc., holds a general lien against the assets of M Line Holdings as security for an amount due them by All American CNC Sales, Inc., a company whose business has been discontinued by M Line Holdings. The debt is being repaid based on a payment schedule that continues through December 2012.

EXHIBIT I

M LINE HOLDINGS, INC.

CONVERSION NOTICE

Reference is made to the Secured Promissory Note (the "Note") issued to the undersigned by M LINE HOLDINGS, INC. ("M Line"), E.M. TOOL COMPANY, INC., a wholly-owned subsidiary of M Line ("Elite Tool"), ERAN ENGINEERING, INC., a wholly-owned subsidiary of M Line ("Eran"), and ALL AMERICAN CNC SALES, INC., a wholly-owned subsidiary of M Line ("CNC" and collectively with M Line, EM Tool, and Eran, the "Makers" and each a "Maker"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock") of M Line, as of the date specified below.

Date of Conversion: ____________________

Aggregate Conversion Amount to be converted: ____________________

Please confirm the following information:

Conversion Price: ____________________

Number of shares of Common Stock to be issued: ____________________

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to: ____________________

____

____

Facsimile Number: ____________________

Authorization:

By: ____________________

Title: ____________________

Dated: ____________________